THISNOTEANDTHECOMMONSTOCKISSUABLEUPONCONVERSIONOFTHISNOTEHAVENOTBEENANDWILLNOTBEREGISTEREDWITHTHEUNITEDSTATESSECURITIESANDEXCHANGECOMMISSIONORTHESECURITIESCOMMISSIONOFANYSTATEPURSUANTTOANEXEMPTIONFROMREGISTRATIONPROVIDEDUNDERTHESECURITIESACTOF1933,ASAMENDED,ANDTHE RULES ANDREGULATIONSPROMULGATEDTHEREUNDER(THE "1933ACT”)

US $250,000.00

MAXSOUND CORPORATION

8%CONVERTIBLEREDEEMABLENOTEMay 22, 2018

FORVALUERECEIVED,MaxSoundCorporation.(the“Company”)promisestopaytotheorderofTheVecheryFamilyTrustanditsauthorizedsuccessorsandpermittedassigns("Holder"), the aggregate principal face amount of two hundred and fifty thousand dollars exactly (U.S. $250,000.00) onMay 22,2019("MaturityDate")andtopayinterestontheprincipalamountoutstandinghereunderattherateof8% perannumcommencingonMay 22, 2018. TheinterestwillbepaidtotheHolderinwhosenamethisNoteisregisteredontherecordsoftheCompanyregardingregistrationandtransfersofthisNote.Theprincipalof,andintereston,thisNotearepayabletotheHolder,initially,andifchanged,lastappearingontherecordsoftheCompanyasdesignatedin writing bythe Holder hereoffromtimetotime.TheCompany will pay eachinterestpaymentandtheoutstandingprincipaldueuponthisNotebeforeorontheMaturityDate,lessanyamountsrequiredbylawtobedeductedorwithheld,totheHolder ofthisNotebycheckorwiretransferaddressedtosuchHolderatthelastaddressappearingontherecordsoftheCompany.Theforwardingofsuch checkor wiretransfer shall constituteapaymentofoutstandingprincipalhereunderandshallsatisfyanddischargetheliabilityforprincipalonthisNotetotheextentofthesumrepresentedbysuchcheckorwiretransfer.InterestshallbepayableinCommonStock(asdefinedbelow)pursuanttoparagraph4(b)herein.

ThisNoteissubjecttothefollowingadditionalprovisions:

1.                  ThisNoteisexchangeableforanequalaggregateprincipalamountofNotesofdifferentauthorizeddenominations,asrequestedbytheHoldersurrenderingthesame.Noservicechargewillbemadeforsuchregistrationortransferorexchange,exceptthatHoldershallpayanytaxorothergovernmentalchargespayableinconnectiontherewith.

2.                  TheCompanyshallbeentitledtowithholdfromallpaymentsanyamountsrequiredtobewithheldunderapplicablelaws.

3.                  ThisNotemaybetransferredorexchangedonlyincompliancewiththeSecuritiesActof1933,asamended("Act")andapplicablestatesecuritieslaws.Anyattemptedtransfertoanon-qualifyingpartyshallbetreatedbytheCompanyasvoid.PriortoduepresentmentfortransferofthisNote,theCompanyandanyagentoftheCompanymaytreatthepersoninwhosenamethisNoteisdulyregisteredontheCompany'srecordsastheownerhereofforallotherpurposes,whetherornotthisNotebeoverdue,andneithertheCompanynoranysuchagentshallbeaffectedorboundbynoticetothecontrary.AnyHolderofthisNoteelectingtoexercisetherightofconversionsetforthinSection4(a)hereof,inadditiontotherequirementssetforthinSection4(a),andanyprospectivetransfereeofthisNote,alsoisrequiredtogivetheCompanywrittenconfirmationthatthisNoteisbeingconverted("NoticeofConversion")intheformannexedheretoasExhibitA.Thedateofreceipt(includingreceiptbytelecopy)ofsuchNoticeofConversionshallbetheConversionDate.

4.                  (a) TheHolderofthisNoteisentitled,atitsoption,toconvertallorany amount oftheprincipalfaceamount ofthis Notethen outstandinginto sharesof theCompany'scommonstock(the"CommonStock")withoutrestrictivelegendofanynature,ataprice("ConversionPrice")foreachshareofCommonStockequalto65%oftheaverageofthethreelowestdailyVWAP'switha10daylookbackoftheCommonStockasreportedontheNationalQuotationsBureauOTCQBexchangewhichtheCompany’ssharesaretradedoranyexchangeuponwhichtheCommonStockmaybetradedinthefuture("Exchange"),includingthedayuponwhichaNoticeofConversionisreceivedbytheCompany(providedsuchNoticeofConversionisdeliveredbyfax,emailorotherelectronicmethodofcommunicationtotheCompanyafter 4P.M.Eastern StandardorDaylightSavingsTimeiftheHolderwishestoincludethesamedayclosingprice).Iftheshareshavenotbeendeliveredwithin3businessdays,theNoticeofConversionmayberescinded.SuchconversionshallbeeffectuatedbytheCompanydeliveringthe shares ofCommon Stock tothe Holderwithin 3businessdaysofreceipt bytheCompanyoftheNoticeofConversion.OncetheHolderhasreceivedsuchsharesofCommonStock,theHoldershallsurrenderthisNotetotheCompany,executedbytheHolderevidencingsuchHolder'sintentiontoconvertthisNoteoraspecifiedportionhereof,andaccompaniedbyproperassignment hereof in blank.Accrued,but unpaidinterest shall be subjectto conversion.No fractionalsharesorscriprepresentingfractionsofshareswillbeissuedonconversion,butthenumberofsharesissuableshallberoundedtothenearestwholeshare.

(b)               InterestonanyunpaidprincipalbalanceofthisNoteshallbepaidattherateof8%perannum.InterestshallbepaidbytheCompanyinCommonStock("InterestShares").Holdermay,atanytime,sendinaNoticeofConversiontotheCompanyforInterestSharesbasedontheformulaprovidedinSection4(a)above. Thedollaramountconvertedinto

InterestSharesshallbealloraportionoftheaccruedinterestcalculatedontheunpaidprincipalbalanceofthisNotetothedateofsuchnotice.

(c)                DuringthefirstsixmonthsthisNoteisineffect,theCompanyatitsoptionmayredeemthisNotebypayingtotheHolderanamountasfollows:(i)iftheredemptioniswithinthefirst90daysthisNoteisineffect,thenforanamountequalto130%oftheunpaid

principalamountofthisNotealongwithanyinterestthathasaccruedduringthatperiod,(ii)iftheredemptionisafterthe90thdaythisNoteisineffect,butlessthanthe181stdaythisNoteisineffect,thenforanamountequalto2,0%oftheunpaidprincipalamountofthisNotealongwithanyaccruedinterest. ThisNotemaynotberedeemedbytheCompanyafter180days.The

redemptionmustbeclosedandpaidforwithin3businessdaysoftheCompanysendingtheredemptiondemandortheredemptionwillbeinvalidandtheCompanymaynotredeemthisNote.

(d)               Upon(i)atransferofallorsubstantiallyalloftheassetsoftheCompanytoanypersoninasingletransactionorseriesofrelatedtransactions,(ii)areclassification,capitalreorganizationorotherchangeorexchangeofoutstandingsharesoftheCommonStock,otherthanaforward orreverse stocksplit orstockdividend,or (iii)anyconsolidation or merger of theCompanywithorintoanotherpersonorentityinwhichtheCompanyisnotthesurvivingentity(otherthanamergerwhichiseffectedsolelytochangethejurisdictionofincorporationoftheCompanyandresultsinareclassification,conversionorexchangeofoutstandingsharesofCommonStocksolelyintosharesofCommonStock)(eachofitems(i),(ii)and(iii)beingreferredtoasa"SaleEvent"),then,ineachcase,theCompanyshall,uponrequestoftheHolder,redeemthisNoteincashfor150%oftheprincipalamount,plusaccruedbutunpaidinterestthroughthedateofredemption, orattheelectionoftheHolder,suchHolder mayconverttheunpaidprincipalamount of this Note(togetherwiththe amount of accrued butunpaidinterest) intosharesofCommonStockimmediatelypriortosuchSaleEventattheConversionPrice.

(e)                In case of any Sale Event (not to include a sale of all or substantiallyall oftheCompany’sassets)inconnectionwithwhichthisNoteisnotredeemedorconverted,theCompanyshallcauseeffectiveprovisiontobemadesothattheHolderofthisNoteshallhavetherightthereafter,byconvertingthisNote,topurchaseorconvertthisNoteintothekindandnumberofsharesofstockorothersecuritiesorproperty(includingcash)receivableuponsuchreclassification,capitalreorganizationorotherchange,consolidationormergerbyaholderof thenumberofsharesofCommonStockthatcouldhavebeenpurchaseduponexerciseoftheNoteandatthesameConversionPrice,asdefinedinthisNote,immediatelypriortosuchSaleEvent.TheforegoingprovisionsshallsimilarlyapplytosuccessiveSaleEvents.IftheconsiderationreceivedbytheholdersofCommonStockisotherthancash,thevalueshallbeasdeterminedbytheBoardofDirectorsoftheCompanyorsuccessorpersonorentityactingingoodfaith.

5.                  NoprovisionofthisNoteshallalterorimpairtheobligationoftheCompany,whichisabsoluteandunconditional,topaytheprincipalof,andintereston,thisNoteatthetime,place,andrate,andintheform,hereinprescribed.

TheCompanyherebyexpresslywaivesdemandandpresentmentforpayment,noticeofnon-payment,protest,noticeofprotest,noticeofdishonor,noticeofacceleration orintenttoaccelerate,

.

6.                  TheCompanyagreestopayallcostsandexpenses,includingreasonableattorneys'feesandexpenses,whichmaybeincurredbytheHolderincollectinganyamountdueunderthisNote.

7.	Ifoneormoreofthefollowingdescribed"EventsofDefault"shalloccur:

(a)                  TheCompanyshalldefaultinthepaymentofprincipalorinterestonthisNoteoranyothernoteissuedtotheHolderbytheCompany;or

(b)                 AnyoftherepresentationsorwarrantiesmadebytheCompanyhereinorinanycertificateorfinancialorotherwrittenstatementsheretoforeorhereafterfurnishedbyoronbehalfoftheCompanyinconnectionwiththeexecutionanddeliveryofthisNote,ortheSecuritiesPurchaseAgreementunderwhichthisnotewasissuedshallbefalseormisleadinginanyrespect;or

(c)                  TheCompanyshallfailtoperformorobserve,inanyrespect,anycovenant,term,provision,condition,agreementorobligationoftheCompanyunderthisNoteoranyothernoteissuedtotheHolder;or

(d)                 TheCompanyshall(1)becomeinsolvent;(2)admitinwritingitsinabilitytopayitsdebtsgenerallyastheymature;(3)makeanassignmentforthebenefitofcreditorsor commenceproceedingsforitsdissolution;(4)applyfororconsenttotheappointmentofatrustee,liquidatororreceiverforitsorforasubstantialpartofitspropertyorbusiness;(5)fileapetitionforbankruptcyrelief,consenttothefilingofsuchpetitionorhavefiledagainstitaninvoluntarypetitionforbankruptcyrelief,allunderfederalorstatelawsasapplicable;or

(e)                  Atrustee,liquidatororreceivershallbeappointedfortheCompanyorfora substantialpart of its property or business without its consentand shall not bedischarged withinsixty(60)daysaftersuchappointment;or

(f)                  Any governmental agencyor anycourt ofcompetent jurisdiction at theinstanceofanygovernmentalagencyshallassumecustodyorcontrolofthewholeoranysubstantialportionofthepropertiesorassetsoftheCompany;or

(g)                 One or more money judgments, writs or warrantsofattachment,or similarprocess,inexcessoffiftythousanddollars($50,000)intheaggregate,shallbeenteredorfiledagainsttheCompanyoranyofitspropertiesorotherassetsandshallremainunpaid,unvacated,unbondedorunstayedforaperiodoffifteen(15)daysorinanyeventlaterthanfive(5)days priortothedateofanyproposedsalethereunder;or

(h)                 TheCompanyshallhavedefaultedonorbreachedanytermofanyothernoteofsimilardebtinstrumentintowhichtheCompanyhasenteredandfailedtocuresuchde

faultwithintheappropriategraceperiod;or

(i)                   TheCompanyshallhaveitsCommonStockdelistedfromanexchange(includingtheOTCBBexchange)or,iftheCommonStocktradesonanexchange,thentradingintheCommonStockshallbesuspendedformorethan10consecutivedays;

(j)                   If amajorityof themembersof theBoard ofDirectorsof theCompanyonthedatehereofarenolongerservingasmembersoftheBoard;

(k)                 TheCompanyshallnotdelivertotheHoldertheCommonStockpursuanttoparagraph4hereinwithoutrestrictivelegendwithin3businessdaysofitsreceiptofaNoticeofConversion;or

Then,oratanytimethereafter,unlesscured,andineachandeverysuchcase,unlesssuchEventofDefault shall havebeenwaived inwriting bytheHolder (whichwaiver shall notbedeemedtobeawaiverofanysubsequentdefault)attheoptionoftheHolderandintheHolder'ssolediscretion,theHoldermayconsiderthisNoteimmediatelydueandpayable,withoutpresentment,demand,protestor(further)noticeofanykind(otherthannoticeofacceleration),allofwhichareherebyexpresslywaived,anythinghereinorinanynoteorotherinstrumentscontainedtothecontrarynotwithstanding,andtheHoldermayimmediately,andwithoutexpirationofanyperiodofgrace,enforceanyandalloftheHolder'srightsandremediesprovidedhereinoranyotherrightsorremediesaffordedbylaw.UponanEventofDefault,interestshallaccrueatadefaultinterestrateof16%perannumor,ifsuch rateisusuriousornotpermittedbycurrentlaw,thenatthehighestrateofinterestpermittedbylaw. IntheeventofabreachofSection8(k)thepenalty shallbe$250perdaythesharesarenotissuedbeginningonthe4thdayaftertheconversionnoticewas delivered to theCompany. Thispenalty shall increaseto $500 perday beginning on the10thday.

IftheHoldershallcommenceanactionorproceedingtoenforceanyprovisionsofthisNote,including,withoutlimitation,engaginganattorney,theniftheHolderprevailsinsuchaction,theHoldershallbereimbursedbytheCompanyforitsattorneys’feesandothercostsandexpensesincurredintheinvestigation,preparationandprosecutionofsuchactionorproceeding.

8.                  In case anyprovision ofthis Noteisheld bya courtof competent jurisdictiontobeexcessiveinscopeorotherwiseinvalidorunenforceable,suchprovisionshallbeadjustedratherthanvoided,ifpossible,sothatitisenforceabletothemaximumextentpossible,andthevalidityandenforceabilityoftheremainingprovisionsofthisNotewillnotinanywaybeaffectedorimpairedthereby.

9.                  NeitherthisNotenoranytermhereofmaybeamended,waived,dischargedorterminatedotherthanbyawritteninstrumentsignedbytheCompanyandtheHolder.

TheCompanyrepresentsthatitisnota“shell”issuerandhasneverbeena“shell”issuerorthatifitpreviouslyhasbeena“shell”issuerthatatleast12monthshavepassed since theCompanyhasreportedform10type information indicating itisnolonger a“shell issuer. Further.TheCompanywillinstructitscounseltoeither(i)writea144-3(a(9)opiniontoallowforsalabilityoftheconversionsharesor(ii)acceptsuchopinionfromHolder’scounsel.

1.              TheCompanywillgivetheHolderdirectnoticeofanycorporateactions,includingbutnotlimitedtonamechanges,stocksplits,recapitalizationsetc.ThisnoticeshallbegiventotheHolderassoonaspossibleunderlaw.

2.                  ThisNoteshallbegovernedbyandconstruedinaccordancewiththeLawsofDelawareapplicabletocontractsmadeandwhollytobeperformedwithintheStateofCaliforniaCountyofSanDiegoandshallbebindinguponthesuccessorsandassignsofeachpartyhereto.TheHolderandtheCompanyherebymutuallywaivetrialbyjuryandconsenttoexclusivejurisdictionandvenueinthecourtsoftheStateofCaliforniaCountyofSanDiego.ThisAgreementmaybeexecutedincounterparts,andthefacsimiletransmissionofanexecutedcounterparttothisAgreementshallbeeffectiveasanoriginal.

INWITNESSWHEREOF,theCompanyhascausedthisNotetobedulyexecutedbyanofficerthereuntodulyauthorized.

Dated:May 22,2018

MAXSOUND CORPORATION

By:	GregHalpern-Chairman&CFO

EXHIBITA

NOTICEOF CONVERSION

(TobeExecutedbytheRegisteredHolderinordertoConverttheNote)

Theundersigned hereby irrevocablyelects toconvert$ oftheaboveNoteinto SharesofCommonStockofMaxSoundCorporation.(“Shares”)accordingtotheconditionssetforthinsuchNote,asofthedatewrittenbelow.

IfSharesaretobeissuedinthenameofapersonotherthantheundersigned,theundersignedwillpayalltransferandothertaxesandchargespayablewithrespectthereto.

Dateof Conversion: ApplicableConversion Price: Signature:

[PrintNameofHolderandTitleofSigner]

Address:

SSNorEIN:

Sharesaretoberegisteredinthefollowingname:

Name: Address: Tel: Fax: SSN orEIN:

Sharesaretobesentordeliveredtothefollowingaccount:

AccountName: Address: